UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 28, 2021

Cinemark Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33401	20-5490327
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3900 Dallas Parkway, Plano, Texas 75093

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: 972. 665.1000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock	CNK	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 28, 2021, Cinemark Holdings, Inc. (the “Company”) announced that Mark Zoradi, Chief Executive Officer and member of the Board of Directors, will retire from his position as Chief Executive Officer effective as of December 31, 2021. Mr. Zoradi will continue to serve as a member of the Board of Directors.

On July 28, 2021, the Company also announced that Sean Gamble, Chief Financial Officer and Chief Operating Officer, has been appointed President of the Company effective July 28, 2021, and will be appointed Chief Executive Officer as of January 1, 2022. Mr. Gamble, age 46, has served as the Company’s Chief Operating Officer and Chief Financial Officer since January 2018 and as the Company’s Executive Vice President and Chief Financial Officer since August 2014. Prior to joining the Company, from February 2009 until April 2014, Mr. Gamble worked for the Comcast Corporation (“Comcast”) as Executive Vice President and Chief Financial Officer of Universal pictures within NBCUniversal, one of the world’s leading media and entertainment companies. He joined Comcast after 15 years at the General Electric Company where he held multiple senior leadership positions, including Chief Financial Officer of GE Oil & Gas’ Equipment business based in Florence, Italy from May 2007 until January 2009. Mr. Gamble does not have any relationships requiring disclosure under Item 401(d) of Regulation S-K or any interests requiring disclosure under Item 404(a) of Regulation S-K.

In connection with Mr. Gamble’s appointment as President, the Compensation Committee of the Board of Directors (the “Compensation Committee”) approved an amendment (the “Amendment”) to that certain Employment Agreement, dated as of June 23, 2014, between the Company and Mr. Gamble (the “Employment Agreement”). The Amendment is effective as of July 28, 2021, and increases Mr. Gamble’s annual base salary to $750,000 with a target bonus of 100% of base salary, prorated in 2021 for the period of his employment as President. Mr. Gamble’s total cash compensation will be $1,450,000, assuming performance goals are met for the target bonus. Mr. Gamble’s long-term equity compensation will be based on an award level of $1,800,000. He will receive a one-time grant of restricted stock in the amount of $255,000, which represents the difference between Mr. Gamble’s long-term incentive award for the period from January 1, 2021 to July 28, 2021 and from July 29, 2021 to December 31, 2021,which will consist of 50% 4-year cliff-vested shares and 50% shares that will vest 50% on the second and fourth anniversary of the grant date, respectively. The foregoing description of Mr. Gamble’s compensation arrangements does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Employment Agreement and the Amendment, which are attached as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

Michael Cavalier, Executive Vice President – General Counsel and Secretary, has been appointed Executive Vice President – General Counsel and Business Affairs and Secretary, effective July 28, 2021. Mr. Cavalier has served as the Company’s Executive Vice President-General Counsel and Secretary since February 2014, Senior Vice President-General Counsel and Secretary since January 2006 and General Counsel since 1997. He has been with Cinemark for more than 28 years. Mr. Cavalier does not have any relationships requiring disclosure under Item 401(d) of Regulation S-K or any interests requiring disclosure under Item 404(a) of Regulation S-K.

In connection with Mr. Cavalier’s appointment as Executive Vice President – General Counsel and Business Affairs and Secretary, the Compensation Committee approved an increase of Mr. Cavalier’s annual base salary to $575,000 with a target bonus of 90% of base salary, prorated in 2021 for the period of his employment as Executive Vice President – General Counsel and Business Affairs and Secretary. Mr. Cavalier’s new total cash compensation will be $1,093,000, assuming performance goals are met for the target bonus. Mr. Cavalier’s long-term equity compensation will be based on an award level of $1,006,250. He will receive a one-time grant of restricted stock in the amount of $72,000, which represents the difference between Mr. Cavalier’s long-term incentive award for the period from January 1, 2021 to July 28, 2021 and from July 29, 2021 to December 31, 2021, which will consist of 50% 4-year cliff-vested shares and 50% shares that will vest 50% on the second and fourth anniversary of the grant date, respectively. The foregoing description of Mr. Cavalier’s compensation arrangements does not purport to be complete and is subject to, and qualified in its entirety by, the full text of that certain Employment Agreement, dated as of June 16, 2008, between the Company and Mr. Cavalier (incorporated by reference to Exhibit 10.4 to Cinemark Holdings, Inc.’s Quarterly Report on Form 10-Q, File No. 001-33401, filed August 8, 2008).

Item 7.01 Regulation FD Disclosure.

The information contained in Item 5.02 of this Current Report on Form 8-K is incorporated by reference herein.

On July 28, 2021, the Company issued a press release announcing the resignation and appointments discussed above and certain other officer appointments. A copy of the press release is furnished herewith as Exhibit 99.1 to this Report and is incorporated herein by reference. The information in this Item 7.01 and in the press release is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of Section 18, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit Description

10.1	Employment Agreement dated as of June 23, 2014, by and between Cinemark Holdings, Inc. and Sean Gamble (incorporated by reference to Exhibit 10.1 to Cinemark Holdings, Inc.’s Current Report on Form 8-K, File No.001-33401, filed June 23, 2014).

10.2	First Amendment to Employment Agreement, dated as of July 28, 2021, by and between Cinemark Holdings, Inc. and Sean Gamble.

99.1	Press Release, dated July 28, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CINEMARK HOLDINGS, INC.

Date: July 28, 2021	By:	/s/ Michael D. Cavalier
Name: Michael D. Cavalier
		Title:	ExecutiveVice President – General Counsel and Business Affairs and Secretary